Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Dividend Growth Fund

Neuberger Berman ETF Trust (“ETF Trust”)
Neuberger Berman Core Equity ETF

Supplement to the Summary Prospectuses, Prospectuses, and the Statements of Additional Information, each dated December 18, 2024, as each may be amended and supplemented

The Boards of Trustees of the Equity Funds and the ETF Trust (the “Board”) approved the proposed reorganization of Neuberger Berman Dividend Growth Fund (the “Merging Fund”) into Neuberger Berman Core Equity ETF (the “Acquiring ETF”) (the “Merger”).  The Merger is subject to approval by the shareholders of the Merging Fund (the “Merging Fund Shareholders”) and Merging Fund Shareholders will be asked to vote on the Merger at a shareholder meeting that is anticipated to be held during the third quarter of 2025 (the “Meeting”).
If approved by the Merging Fund Shareholders, the Merger will involve:

(i)
the transfer of substantially all of the assets of the Merging Fund to the Acquiring ETF in exchange for Acquiring ETF shares having an aggregate net asset value equal to the value of the Merging Fund’s net assets,

(ii)	the Acquiring ETF’s assumption of all the liabilities of the Merging Fund,
(iii)	the distribution of Acquiring ETF shares pro rata to Merging Fund Shareholders (plus cash in lieu of fractional Acquiring ETF shares), and
(iv)	the complete liquidation and termination of the Merging Fund.

Upon completion of the Merger, Merging Fund Shareholders will become shareholders of the Acquiring ETF, which is an exchange-traded fund, commonly referred to as an “ETF.”  The Acquiring ETF shares currently are listed for trading on NYSE Arca, Inc.

It is anticipated that the Merger will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Merger, except to the extent that they receive cash in connection with the liquidation of any fractional shares received in the Merger.

Additional and important details about the Merger will be described in a combined proxy statement/prospectus, which is anticipated to be available in May 2025. The Merging Fund Shareholders are urged to carefully read the combined proxy statement/prospectus when it becomes available. In addition, further information about the Acquiring ETF (Neuberger Berman Core Equity ETF), including its Summary Prospectus, Prospectus, and Statement of Additional Information, can be found on our website at www.nb.com.

The foregoing disclosure is not intended to solicit a proxy from any Merging Fund Shareholder.

The date of this supplement is March 31, 2025.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com